May 1, 2012

BNY MELLON FUNDS TRUST

Supplement to Current Prospectus

Effective May 29, 2012, please use the following address:

Dreyfus Shareholder Services	If your account is opened directly with Dreyfus,
P.O. Box 9879	to open the account, purchase additional shares,
Providence, Rhode Island 02940-8079	or sell shares by mail

Dreyfus Institutional Department	If your account is opened through a third party
P.O. Box 9882	(other than an insurance company separate
Providence, Rhode Island 02940-8082	account), to open the account, purchase
additional shares, or sell shares by mail

Effective May 29, 2012, the following supersedes any contrary information contained in the Prospectus:

Holders of joint accounts selling (redeeming) shares by wire or TeleTransfer are no longer subject to a $500,000 limit during any 30-day period.

Effective May 29, 2012, the following information supplements and should be read in conjunction with the section of the Prospectus entitled “Shareholder Guide-Buying, Selling, and Exchanging Shares-Individual Account Services and Policies-Exchange Privilege”

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.

MFT-S0512